UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 1, 1999
         ---------------------------------------------------------------

                                 BACOU USA, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                0-28040                       05-0470688
                ----------------------------------------
        (Commission file number)   (IRS Employer Identification Number)


                   10 Thurber Boulevard, Smithfield, RI 02917
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333
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Item 2.  Acquisition or Disposition Events

(a) On April 1, 1999, Bacou USA, Inc. consummated its acquisition of the assets of Perfect Fit Glove Co., Inc., SCHAS Circular Industries, Inc., X-Pert Industrial Products Limited, Perfect Industrial Products, Inc. and Yadkin Leasing Company, Inc. (collectively, "Perfect Fit"), manufacturers and distributors of protective gloves and other related products, as well as related assets owned by Frank A. Stucke and Joseph P. Hoerner. Bacou issued a Press Release announcing the closing of this acquisition on April 5, 1999, which Press Release is attached hereto as Exhibit 99. Perfect Fit manufactures the components of its gloves in a leased facility in Wilkesboro, North Carolina, with assembly and distribution from its owned facility near Buffalo, New York. The assets acquired included physical property, intellectual property and working capital. Bacou intends to continue the use of such assets for the purpose of manufacturing and distributing protective gloves and other related products.

     Bacou acquired the assets of Perfect Fit for a purchase price of $37.8 million in cash plus the assumption of approximately $16.0 million of the sellers' balance sheet liabilities. In addition, Bacou has agreed to pay an additional earnout of up to $6.0 million to the extent actual consolidated cash flow of the acquired businesses for 1999 exceeds specified targets.

     In  connection  with  the   acquisition,   Bacou  entered  into  employment
agreements with four of the key executives of Perfect Fit, including Messrs. Stucke and Hoerner.

     Bacou financed this acquisition by a seven-year term loan from Banque Nationale de Paris at an interest rate per annum equal to three-month LIBOR plus approximately 0.5%.

Item 7.  Financial Statements and Exhibits

          Item 601
          Exhibit        Exhibit Title
          -------        -------------
          Exhibit 2.1    Asset  Purchase  Agreement  dated February 24,
                         1999 among Bacou USA Safety,  Inc. and Perfect Fit
                         Glove Co., Inc., SCHAS Circular Industries,  Inc.,
                         X-Pert  Industrial   Products   Limited,   Perfect
                         Industrial Products, Inc., Yadkin Leasing Company,
                         Inc.,  Frank A.  Stucke,  Joseph  P.  Hoerner  and
                         Edward Mesanovic (incorporated by reference to Exhibit 2.12 of the Corporation's Form 10-K for the fiscal year ended December 31, 1998)

          Exhibit 2.2    Amendment to Asset  Purchase  Agreement  dated
                         March 26, 1999

          Exhibit 4.1 Credit Line Agreement between Banque Nationale de Paris and Bacou USA, Inc. dated March 25, 1999

          Exhibit 10.1* Employment Agreement dated as of April 1, 1999 between Bacou USA Acquisition Corp. and Frank A. Stucke

          Exhibit 10.2* Employment Agreement dated as of April 1, 1999 between Bacou USA Acquisition Corp. and Joseph P. Hoerner

          Exhibit 99     Press Release dated April 5, 1999

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*    Management contract or compensatory plan or arrangement.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BACOU USA, INC.
                                   Registrant

                                  By: /s/ Philip B. Barr
                                      ----------------------------------------
                                      Philip B. Barr
                                      Executive Vice President, Chief Operating
                                         Officer, Chief Financial Officer and
                                         Secretary

Dated:  April 1, 1999